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                                                                    EXHIBIT 23.4

                [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 (File No. 333-19057 Post-Effective Amendment No. 1) of our report dated March 26, 1997, on our audit of the financial statements of Transportation Capital Corp., and to all references to our Firm included in this registration statement.


                                                /s/ Arthur Anderson LLP

                                                ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 27, 1997